
                                                                    EXHIBIT 10.1


                                  ALBECCA INC.
                                  LARSON-JUHL

                             1998 STOCK OPTION PLAN

                            As of November 1, 1998,
                             unless otherwise noted


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                                  ALBECCA INC.
                                  LARSON-JUHL
                             1998 STOCK OPTION PLAN
                               TABLE OF CONTENTS


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
ARTICLE I -    DEFINITIONS........................................................................................1

ARTICLE II -   THE PLAN...........................................................................................2
         2.1      Name............................................................................................2
         2.2      Purpose.........................................................................................2
         2.3      Effective Date..................................................................................3

ARTICLE III -  PARTICIPANTS.......................................................................................3

ARTICLE IV -   ADMINISTRATION.....................................................................................3
         4.1      Duties and Powers of the Committee..............................................................3
         4.2      Interpretation; Rules...........................................................................3
         4.3      No Liability....................................................................................3
         4.4      Majority Rule...................................................................................3
         4.5      Company Assistance..............................................................................3

ARTICLE V -    SHARES OF STOCK SUBJECT TO PLAN....................................................................3
         5.1      Limitations.....................................................................................4
         5.2      Adjustment and Ownership Changes................................................................4

ARTICLE VI -   OPTIONS............................................................................................4
         6.1      Types of Options Granted........................................................................4
         6.2      Option Grant and Agreement......................................................................4
         6.3      Optionee Limitations............................................................................5
         6.4      $100,000 Limitation.............................................................................5
         6.5      Exercise Price..................................................................................5
         6.6      Exercise Period.................................................................................5
         6.7      Option Exercise.................................................................................5
         6.8      Nontransferability of Option....................................................................6
         6.9      Termination of Employment or Service............................................................6
         6.10     Employment Rights...............................................................................6
         6.11     Certain Successor Options.......................................................................6
         6.12     Right Not To Issue..............................................................................6
         6.13     Restrictive Legends.............................................................................7
         6.14     Company Right to Repurchase Options.............................................................7

ARTICLE VII -  TERMINATION AND AGREEMENT..........................................................................7
         7.1      Termination and Amendment.......................................................................7
         7.2      Effect on Optionee's Rights.....................................................................7

ARTICLE VIII - RELATIONSHIP TO OTHER COMPENSATION PLANS...........................................................7

ARTICLE IX -   MISCELLAREOUS......................................................................................7
         9.1      Replacement or Amended Grants...................................................................7
         9.2      Forfeiture for Competition......................................................................7
         9.3      Plan Binding on Successors......................................................................7
         9.4      Singular, Plural; Gender........................................................................7
         9.5      Headings, etc., No Part of Plan.................................................................7



Exhibit A.......................................................................................................A-1



                                     - i -
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                                  ALBECCA INC.
                                  LARSON-JUHL
                             1998 STOCK OPTION PLAN


         [The amendments to this Plan were effective November 1, 1998.]


                                   ARTICLE I
                                  DEFINITIONS

         As used herein, the following terms have the following meanings unless the context clearly indicates to the contrary:

"Affiliate" of a company shall mean a Parent or Subsidiary of the company, or another entity under common control with the company.

"Board" shall mean the Board of Directors of the Company.

"Code" shall mean the United States Internal Revenue Code of 1986, as amended, including effective date and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.

"Committee" shall mean the committee of the Board designated by the Board as the "Compensation Committee," which committee shall have the duties and authority set forth herein in addition to any other authority expressly granted by the Board. At any time that the Board shall not have appointed a committee as described above, any reference herein to the Committee shall mean the Board.

"Company" shall mean Albecca Inc., a Georgia corporation.

"Director" shall mean a member of the Board.

"Employer" shall mean the entity that employs an Optionee.

"Exchange Act" shall mean the Securities Exchange Act of 1934. Any reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law.

"Exercise Price" shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

"Fair Market Value" on any date shall mean the fair market value as determined in good faith by the Committee; provided, however, if there has been an Initial Public Offering, "Fair Market Value" on any date shall mean (i) the closing sales price of the Stock, regular way, on such date on the national securities exchange having the greatest volume of trading in the Stock during the thirty-day period preceding the day the value is to be determined or, if such exchange was not open for trading on such date, the next preceding date on which it was open; or (ii) if the Stock is not traded on any national securities exchange, the average of the closing high bid and low asked prices of the Stock on the over-the-counter market on the day such value is to be determined, or in the absence of closing bids on such day, the closing bids on the next preceding day on which there were bids; or (iii) if the Stock also is not traded on the over-the-counter market, the fair market value as determined in good faith by the Committee.

"Initial Public Offering" shall mean an underwritten public offering of the Stock on a firm commitment basis that results in gross proceeds to the Company of at least $15,000,000 and after which the Stock has been listed on, admitted to or approved for trading on a national securities exchange, the NASDAQ Stock Market or another similar trading market.

"Incentive Stock Option" shall mean an option to purchase any stock of the Company, which complies with and is subject to the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto.

"Officer" shall mean a person who constitutes an officer of the Company for the purposes of Section 16 of the Exchange Act, as determined by reference to such
Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

"Option" shall mean an option, whether or not an Incentive Stock Option, to purchase Stock granted pursuant to the provisions of Article VI hereof.

"Optionee" shall mean a person to whom an Option has been granted hereunder.

"Parent" shall mean any corporation or limited liability company (other than the Employer) in an unbroken chain of corporations and limited liability companies ending with the Employer if, at the time of the grant (or modification) of the Option, each of the entities other than the Employer owns either (i) stock possessing 50 percent or more of the total combined voting power of the classes of stock of one of the other corporations or (ii) 50 percent or more of the total combined voting power of the membership interests in one of the other limited liability companies, in such chain.

"Plan" shall mean the Company's 1998 Stock Option Plan, the terms of which are set forth herein.

"Purchasable" shall refer to Stock which may be purchased by an Optionee under the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.

"Qualified S Corporation Shareholder" means any natural person that is permitted to own shares in a Subchapter S corporation under Code Section 1361, and any Qualified Subchapter S Trust, within the meaning of Code Section 1361(d), established for the benefit of such a person.

"Section 16 Insider" shall mean any person who is subject to the provisions of
Section 16 of the Exchange Act, as provided in Rule 16a-2 promulgated pursuant to the Exchange Act.

"Stock" shall mean the Class A Common Stock, $0.01 par value, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

"Stock Option Agreement" shall mean an agreement between the Company and an Optionee under which the Optionee may purchase Stock hereunder, a sample form of which is attached hereto as Exhibit A (which form may be varied or replaced by the Committee in granting an Option).

"Subsidiary" shall mean any corporation or limited liability company (other than the Employer) in an unbroken chain of corporations and limited liability companies beginning with the Employer if, at the time of the grant (or modification) of the Option, each of the corporations and limited liability companies other than the last corporation in the unbroken chain owns either (i) stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations or (ii) 50 percent of the total combined voting power of all membership interests in one of the other limited liability companies, in such chain.

"Team Member" shall mean an employee of the Employer.


                             ARTICLE II - THE PLAN

2.1      Name. This Plan shall be known as the Company's "1998 Stock Option
Plan."

2.2 Purpose. The purpose of the Plan is to advance the interests of the Team Member, the Company, its Subsidiaries and its shareholders by affording certain Team Members and Directors of the Company and its Subsidiaries, as well as key consultants and advisors to the Company or any Subsidiary, an opportunity to acquire or increase their proprietary interests in the Company. The objective of the issuance of Options is to promote the growth and profitability of the Company and its Subsidiaries because the Optionees will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company.

2.3 Effective Date. The Plan shall become effective on May 1, 1998; provided, however, that if the shareholders of the Company have not approved the Plan on or prior to the first anniversary of such effective date, then all options granted under the Plan shall be non-Incentive Stock Options.


                           ARTICLE III - PARTICIPANTS

The persons eligible to participate in the Plan shall consist of all persons whose participation in the Plan the Committee determines to be in the best interests of the Company which may include, but not be limited to, all Directors and Team Members of the Company or any Subsidiary, as well as key consultants and advisors to the Company or any Subsidiary.


                          ARTICLE IV - ADMINISTRATION

4.1 Duties and Powers of the Committee. The Plan shall be administered by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary, if any. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and to meet telephonically. In administering the Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options in accordance with the provisions of the Plan and may grant Options singly, in combination, or in tandem. Subject to the provisions of the Plan, the Committee shall have the discretion and authority to determine those individuals to whom Options will be granted, the number of shares of Stock subject to each Option, such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement. Without limitation of the foregoing, Options may be granted subject to conditions based on the performance of the Company and/or the Optionee, or any other factors the Committee deems relevant. The Committee shall also have the discretion and authority to delegate to any Officer its powers to grant Options under the Plan to any person who is a Team Member of the Company but not an Officer or Director. To the extent not inconsistent with the provisions of the Plan, the Committee may give an Optionee an election to surrender an Option in exchange for the grant of a new Option, and shall have the authority to amend or modify an outstanding Stock Option Agreement, or to waive any provision thereof, provided that the Optionee consents to such action. In performing its duties hereunder, the Committee shall act in good faith in a reasonable manner for the benefit of the Company.

4.2 Interpretation; Rules. Subject to the express provisions of the Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the form, details and provisions of each Stock Option Agreement (which may or may not conform to the provisions of the sample Stock Option Agreement attached hereto as Exhibit A), and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options granted hereunder as may be required to comply with or to conform to any federal, state, or local laws or regulations.

4.3 No Liability. Neither any member of the Board nor any member of the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option granted hereunder.

4.4 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

4.5 Company Assistance. The Company shall supply information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.


                  ARTICLE V - SHARES OF STOCK SUBJECT TO PLAN

5.1      Limitations. Subject to any adjustment pursuant to the provisions of
Section 5.2 hereof, the maximum number of shares of Stock that may be issued hereunder shall be 2,600,000. Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options or non-Incentive Stock Options, and the amount of Stock subject to the Plan may be increased from time to time in accordance with Article VIII. Shares subject to an Option may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option that has terminated for any reason (except as set forth in the following paragraph), shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option hereunder and such shares may again be optioned under the Plan.

If Options are issued in respect of options to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company), to the extent that such issuance shall not be inconsistent with the terms, limitations and conditions of Code Section 422 or Rule 16b-3 under the Exchange Act, the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be increased by the number of shares subject to the Options so issued; provided, however, that the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be decreased by the number of shares covered by any unexercised portion of an Option so issued that has terminated for any reason, and the shares subject to any such unexercised portion may not be optioned to any other person.

5.2 Adjustment and Ownership Changes. (a) If (i) the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, or stock split, (ii) there is an increase in the number of issued and outstanding shares through the declaration of a stock dividend, (iii) any spin-off, split-off or other distribution of assets materially affects the price of the Company's stock, or (iv) there is any assumption and conversion to the Plan by the Company of an acquired company's outstanding option grants, then the terms of any outstanding option shall be adjusted accordingly by the Committee. (b) If the Company shall be a party to any reorganization in which it does not survive, including a merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, the Committee shall have the right, at its discretion, to declare that all Options granted under the Plan shall become exercisable immediately, notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability, or to notify all Optionees that all Options granted under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with options issued by such successor corporation. (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in Section 5.2(b), the provisions of such Section shall apply. In all other instances, upon the adoption of a plan of dissolution or liquidation of the Company the Committee may, at its discretion, accelerate the exercisability of any one or more Options. Whether or not such an acceleration occurs, all outstanding Options shall be canceled to the extent they remain unexercised at the time such transaction is consummated. (d) The adjustments described in paragraphs (a) through (c) of this Section 5.2, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests; provided, however, that any adjustment made by the Committee shall be made in a manner that will not cause an Incentive Stock Option to be other than an Incentive Stock Option under applicable statutory and regulatory provisions. The adjustments required under this Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.


                              ARTICLE VI - OPTIONS

6.1 Types of Options Granted. The Committee may, under this Plan, grant either Incentive Stock Options or Options which do not qualify as Incentive Stock Options. Within the limitations provided in this Plan, both types of Options may be granted to the same person at the same time, or at different times, under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of the Plan. No Incentive Stock Option may be granted more than ten years after the earlier to occur of the effective date of the Plan or the date the Plan is approved by the Company's shareholders.

6.2 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option shall be stated in the Stock Option Agreement, including the Option's duration, time or times of exercise, exercise price and whether the Option is intended to be an Incentive Stock Option. Separate Stock Option Agreements may be used for Options intended to be Incentive Stock Options and those not so intended, but any failure to use such separate agreements shall not invalidate, or otherwise adversely affect the Optionee's interest in, the Options evidenced thereby.

6.3 Optionee Limitations. The Committee shall not grant an Incentive Stock Option to any person who, at the time the Incentive Stock Option is granted:
(a) is not a Team Member of the Company or any of its Subsidiaries; or (b) owns or is considered to own stock possessing at least 10% of the total combined voting power of all classes of stock of the Company or any of its Parent or Subsidiary corporations; provided, however, that this limitation shall not apply if at the time an Incentive Stock Option is granted the Exercise Price is at least 110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after five years from the date on which the Option is granted. For the purpose of this subsection (b), a person shall be considered to own: (i) the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein; and (iii) the stock which such person may purchase under any outstanding options of the Employer or of any Parent or Subsidiary of the Employer.

6.4 $100,000 Limitation. Except as provided below, the Committee shall not grant an Incentive Stock Option to, or modify the exercise provisions of outstanding Incentive Stock Options held by, any person who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Employer and any Parent or Subsidiary of the Employer, such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the stock with respect to which such Incentive Stock Options are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); provided that the foregoing restriction on modification of outstanding Incentive Stock Options shall not preclude the Committee from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an Incentive Stock Option; and provided that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this Section 6.4 is exceeded, the Incentive Stock Option, the granting or modification of which resulted in the exceeding of such limit, shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as an Option not qualifying as an Incentive Stock Option.

6.5 Exercise Price. The Exercise Price of the Stock subject to each Option shall be determined by the Committee. Subject to the provisions of Section 6.3(b) hereof, the Exercise Price of an Incentive Stock Option shall not be less than the Fair Market Value of the Stock as of the date the Option is granted (or in the case of an Incentive Stock Option that is subsequently modified, on the date of such modification).

6.6 Exercise Period. The period for the exercise of each Option granted hereunder shall be determined by the Committee, but the Stock Option Agreement with respect to each Option intended to be an Incentive Stock Option shall provide that such Option shall not be exercisable after the expiration of ten years from the date of grant (or modification) of the Option.

6.7 Option Exercise. (a) Unless otherwise provided in the Stock Option Agreement or Section 6.6 hereof, an Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become Purchasable under the provisions of the Option, but not at any time as to fewer than 100 shares unless the remaining shares that have become so Purchasable are fewer than 100 shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option. (b) An Option shall be exercised by (i) delivery to the Company at its principal office of a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with
Section 6.7(c). In the discretion of the Committee, a Stock Option Agreement may allow an Option to be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker). (c) The Exercise Price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; provided, however, that the Committee may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that in lieu of cash, all or any portion of the Exercise Price may be paid by tendering to the Company shares of Stock owned by the Optionee duly endorsed for transfer, or by authorizing the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Exercise Price); provided further that the Committee may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise), subject to compliance with applicable state and federal laws, rules and regulations, that in lieu of cash or shares, all or a portion of the Exercise Price may be paid by the Optionee's execution of a full recourse note equal to the Exercise Price or relevant portion thereof, and that such note, among other things, must be secured by the shares purchased using the note. (d) In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Optionee resulting from such exercise; provided, however, that upon the irrevocable written request of the Optionee and solely in the discretion of the Committee, all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may be paid by tendering to the Company whole shares of Stock owned by the Optionee duly endorsed for transfer, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable. (e) The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.

6.8 Nontransferability of Option. No Option under the Plan shall be transferable by an Optionee other than by will or the laws of descent and distribution, and no Option shall be transferable by an Optionee who is a
Section 16 Insider prior to shareholder approval of the Plan; provided, however, as long as the Company is classified as an S corporation under the Code an Optionee may transfer his or her rights under an Option by will or the laws of descent and distribution only to one Qualified S Corporation Shareholder expressly designated by the Optionee in the applicable Stock Option Agreement, the Company shall not be required to recognize the transfer to anyone other than such person, the Committee may require that such person execute and deliver to the Company, in a form satisfactory to the Committee, an agreement to be bound by the terms of the Stock Option Agreement, and if more than one person claims ownership of some or all of such rights after the Optionee's death, the Committee may either determine to which of such persons such rights shall be transferred, or may apply to a court of competent jurisdiction for such a determination. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

6.9 Termination of Employment or Service. The Committee shall have the power to specify, with respect to the Options granted to a particular Optionee, the effect upon such Optionee's right to exercise an Option upon termination of such Optionee's employment or service under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date at which an Option may be exercised in full; provided, however, that in no event may an Incentive Stock Option be exercised after the expiration of ten years from the date of grant thereof.

6.10 Employment Rights. Nothing in the Plan or in any Stock Option Agreement shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or shall interfere in any way with the right of the Company or any of its Subsidiaries to terminate such person's employment at any time.

6.11 Certain Successor Options. To the extent not inconsistent with the terms, limitations and conditions of Code Section 422 and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company) may contain terms that differ from those stated in this Article VI, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code Section 424(a).

6.12 Right Not To Issue. The Company shall not be required to issue shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions: (a) The completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body; (b) The obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable; (c) The lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for



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

reasons of administrative convenience; and (d) If the Company is classified as an S corporation under the Code, a determination by the Committee that the issuance of the shares would not terminate the Company's status as an S corporation and would not make it potentially more difficult to maintain that status in the future;

If all such conditions have not been met after an attempted exercise of the Option, upon notice to the Optionee the attempted exercise shall be deemed to have been rescinded; provided, however, the Committee shall take reasonable steps to allow such conditions to be met so that the attempted exercise may be consummated.

6.13 Restrictive Legends. Stock certificates issued and delivered to the Optionees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws, or for purposes of the Plan and any applicable Stock Option Agreement.

6.14 Company Right to Repurchase Options The Company shall have such rights to repurchase an Option as may be specified in the applicable Stock Option Agreement.


                    ARTICLE VII - TERMINATION AND AMENDMENT

7.1 Termination and Amendment. The Board may at any time amend or terminate the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to: (a) Increase the total number of shares of Stock issuable pursuant to Incentive Stock Options under the Plan, except as contemplated in Section 5.2 hereof; or
(b) Change the class of Team Members eligible to receive Incentive Stock Options that may participate in the Plan.

7.2 Effect on Optionee's Rights. No such amendment or termination of the Plan shall affect adversely an Optionee's rights under a Stock Option Agreement without the consent of the Optionee or his or her legal representative.


            ARTICLE VIII - RELATIONSHIP TO OTHER COMPENSATION PLANS

The adoption of the Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or any of its Subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other form of incentive or other compensation plan for Team Members or Directors of the Company or any of its Subsidiaries.


                           ARTICLE IX - MISCELLANEOUS

9.1 Replacement or Amended Grants. At the sole discretion of the Committee, and subject to the terms of the Plan, the Committee may modify outstanding Options or accept the surrender of outstanding Options and grant new Options in substitution for them. No modification of an Option shall adversely affect an Optionee's rights under a Stock Option Agreement, however, without the consent of the Optionee or his or her legal representative.

9.2 Forfeiture for Competition. If an Optionee provides services to a competitor of the Company or any of its Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent, investor, financier or otherwise, as determined in the sole discretion of the Committee, then that Optionee's rights under any Options outstanding hereunder shall be forfeited and terminated, subject in each case to a determination to the contrary by the Committee. The Committee shall cause notice of such forfeiture to be given to the Optionee, but a delay in the giving of such notice shall not affect such forfeiture.

9.3 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

9.4 Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

9.5 Headings, etc., No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience and reference; they do not constitute part of the Plan.

    Exhibit A to Albecca Inc. Larson-Juhl 1998 Stock Option Plan - Form of
                            Stock Option Agreement

                                  ALBECCA INC.
                                  LARSON-JUHL
                             STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (this "Agreement"), entered into as of this 1st day of November, 1998, is by and between Albecca Inc., a Georgia corporation (the "Company"), and _________ (the "Optionee").

WHEREAS, on May 1, 1998, the Board of Directors of the Company adopted, and the shareholders of the Company approved, a stock option plan, as amended and restated on November 1, 1998, and known as the Company's "1998 Stock Option Plan" (the "Plan"); and

WHEREAS, the Committee has granted the Optionee a stock option to purchase the number of shares of the Company's Class A Common Stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in the employ of the Company; and

WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

1. Incorporation of Plan. This option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Optionee.

2. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated herein, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the "Option") to purchase all or any part of the number of shares of the Company's Class A Common Stock set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the time specified on Schedule A. The Option shall expire and shall not be exercisable on and after the date, if any, specified on Schedule A, and shall terminate as provided herein. Schedule A states whether the Option is intended to be an Incentive Stock Option.

3. Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market Value of a share of Stock as of the Date of Grant (as defined in Section 14 below) if the Option is an Incentive Stock Option.

4. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised, except as provided on Schedule A hereto. If this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

5. Option Non-Transferable. No Option under the Plan shall be transferable by an Optionee other than by will or the laws of descent and distribution, and no Option shall be transferable by an Optionee who is a
Section 16 Insider prior to shareholder approval of the Plan; provided, however, as long as the Company is classified as an S corporation under the Code an Optionee may transfer his or her rights under an Option by will or the laws of descent and distribution only to one Qualified S Corporation Shareholder expressly designated by the Optionee in the applicable Stock Option Agreement, the Company shall not be required to recognize the transfer to anyone other than such person, the Committee may require that such person execute and deliver to the Company, in a form satisfactory to the Committee, an agreement to be bound by the terms of the Stock Option Agreement, and if more than one person claims ownership of some or all of such rights after the Optionee's death, the Committee may either determine to which of such persons such rights shall be transferred, or may apply to a court of competent jurisdiction for such a determination. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

6. Vesting. The Option shall vest, and the Stock covered by the Option thereupon shall become Purchasable, upon the earliest of (a) the Optionee's death, (b) the termination of the Optionee's employment with the Company or any of its Subsidiaries due to the Optionee's Long Term Disability, (b) the Sale of the Company or Change in Control (as hereinafter defined), (b) the Optionee attaining the age of 55 and the expiration of at least five years since the first grant to the Optionee under the Plan (whether pursuant to this Agreement or another Stock Option Agreement), (e) the completion by the Optionee of 25 years of service with the Company and its Subsidiaries and the expiration of at least five years since the first grant to the Optionee under the Plan (whether pursuant to this Agreement or another Stock Option Agreement), or (f) the fifth anniversary of the Date of Grant of this Option.

7. Exercise of Option. To the extent vested, this Option may only be exercised by the Optionee (or by the Optionee's administrators, executors or personal representatives under Section 13 hereof) by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) signed by the Optionee (or by such administrators, executors or personal representatives) and delivered or mailed to the Company as specified in Section 20(c) hereof. Any such notice shall (a) specify the number of shares of Stock which the Optionee (or such administrators, executors or personal representatives, as the case may be) then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 15 hereof, and (c) be accompanied by (i) a certified or cashier's check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, or (ii) if there has been an Initial Public Offering, or if the Committee so determines, shares of Stock owned by the Optionee duly endorsed or accompanied by stock transfer powers, having a Fair Market Value equal to the total Exercise Price applicable to the shares then being purchased hereunder, or (iii) if there has been an Initial Public Offering, or if the Committee so determines, a certified or cashier's check accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to the shares then being purchased hereunder. The Committee may determine, in its sole discretion at the time of exercise, that in lieu of cash or shares, all or a portion of the Exercise Price may be paid by the Optionee's execution of a full recourse note equal to the Exercise Price or relevant portion thereof, and that such note, among other things, must be secured by the shares purchased using the note. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee (or such administrators, executors or personal representatives, as the case may be) stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option. In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Optionee resulting from such exercise; provided, however, that upon the irrevocable written request of the Optionee and solely in the discretion of the Committee, all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may be paid by tendering to the Company whole shares of Stock owned by the Optionee duly endorsed for transfer, or by authorizing the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable.

8. Adjustment in Option. The number of Shares subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

9. Company's Right to Purchase Option. (a) Upon an attempted exercise of this Option under Section 7 hereof, the Company shall have the right, in lieu of allowing the Option to be exercised, to repurchase the portion thereof attempted to be exercised. If the Company exercises that right, it will pay the Optionee $50,000 of the Option Value each year (such Option Value to be determined as of the attempted exercise date), with the balance, if any, to be paid at the end of 10 years, with interest on the unpaid Option Value at the one-year U.S. Treasury bill rate. The first such payment shall be made within 30 days after the Option Purchase Notice, (as defined below) and the remaining payments shall be made annually on each anniversary thereof. If after the Option Purchase Notice is given the Optionee reaches age 55 or the Optionee completes 25 years of service with the Company and its Subsidiaries, or at the time of such exercise the Optionee is age 55 or older or has completed 25 years of service, the above payment schedule shall no longer apply, and within 30 days after the Optionee giving the Company notice of reaching age 55 or completing 25 years of service (the "55/25 Notice") the Company shall instead pay the Optionee an amount equal to the greater of (i) the first $250,000 of the Option Value not previously paid to the Optionee or (ii) 1/6 of the Option Value not previously paid to the Optionee, and shall pay the balance of the Option Value (if any) in five (5) equal annual installments beginning on the first anniversary of the 55/25 Notice, together with interest at the 1-year U.S. treasury bill rate plus 2%; provided, at no time after receiving a 55/25 Notice shall the Company be obligated under this Option or any other option granted under the Plan to pay the Optionee more than the greater of (i) the first $250,000 of the aggregate Option Value not previously paid to the Optionee under this Option and all such other options or (ii) 1/6 of the aggregate Option Value not previously paid to the Optionee under this Option and all such other options, with the balance of the aggregate Option Value, if any, under this Option or all such other options to be paid over such five-year period at such interest rate. (b) If the Optionee's employment with the Company or any of its Subsidiaries terminates for any reason (including death or disability) other than the Optionee's Willful Misconduct (as defined below) and thereafter the Optionee is not employed by either the Company or any of its Subsidiaries, the Company shall have the right to purchase from the Optionee all of the Option or any part of the Option designated by the Committee, and upon the Company's exercise of such right the Optionee shall sell the Option or designated portion thereof to the Company. The purchase price for the Option or designated portion thereof shall be the applicable Option Value, determined as of the time the Company exercises such right. The Company shall pay such purchase price in 10 equal annual installments beginning on the first anniversary of the Option Purchase Notice, together with interest at the 1-year U.S. treasury bill rate. (c) At any time after the Optionee reaches age 60, the Company shall have the right to purchase from the Optionee all of the Option or any part of the Option designated by the Committee, and upon the Company's exercise of such right the Optionee shall sell the Option or designated portion thereof to the Company. The purchase price for the Option or designated portion thereof shall be the applicable Option Value, determined as of the time the Company exercises such right. The Company shall pay such purchase price in 10 equal annual installments beginning on the first anniversary of the Option Purchase Notice, together with interest at the 1-year U.S. treasury bill rate plus 2%. (d) If the Optionee's employment status with the Company or any of its Subsidiaries changes in such a way that the Committee determines, in its sole discretion, that the Optionee's position with the Company or any of its Subsidiaries is no longer entitled to "option status," then the Company shall have the right to purchase from the Optionee all of the Option or any part of the Option designated by the Committee, and upon the Company's exercise of such right the Optionee shall sell the Option or designated portion thereof to the Company. The purchase price for the Option or designated portion thereof shall be the applicable Option Value, determined as of the time the Company exercises such right. The Company shall pay the first 20% of such purchase price within thirty days after the Option Purchase Notice, and shall pay the balance of such purchase price, if any, in four (4) equal annual installments beginning on the first anniversary of the Option Purchase Notice, together with interest at the 1-year U.S. treasury bill rate. (e) If exercised, any such purchase right shall be exercised by the Company giving notice thereof to the Optionee (an "Option Purchase Notice"). The Company may prepay in whole or part, at any time and from time to time, without penalty or premium, any amount owed by the Company to the Optionee under subsection (a),
(b) (c) or (d) above. (f) The Company's rights under this Section 9 shall terminate upon an Initial Public Offering.

10. Optionee's Right to Sell Stock to the Company. At any time from and after six months after the date of an exercise of the Option, Optionee shall have the following rights to require the Company to repurchase the Stock issued upon such exercise of the Option: (a) At any time before the Optionee reaches age 55 or before the Optionee completes 25 years of service with the Company and its Subsidiaries, the Optionee shall have the right to sell all or part of such Stock to the Company for its Fair Market Value as of the date of the Stock Sale Notice (defined below), provided that the Optionee shall not have the right to sell to the Company in any calendar year Stock having a Stock Value at the time of sale of more than $50,000. The Company shall pay such purchase price within thirty days after the Stock Sale Notice. (b) After the Optionee reaches age 55 or the Optionee completes 25 years of service with the Company and its Subsidiaries, the Optionee shall have the right to sell all (but not less than all) of such Stock to the Company. The purchase price for such Stock shall be its Fair Market Value as of the date of the Stock Sale Notice. The Company shall pay the greater of (i) the first $250,000 of the purchase price or (ii) 1/6 of the purchase price within thirty days after the Stock Sale Notice, and shall pay the balance (if any) in five (5) equal annual installments beginning on the first anniversary of the Stock Sale Notice, together with interest at the 1-year U.S. treasury bill rate plus 2%. (c) If the Optionee's employment with the Company or any of its Subsidiaries terminates for any reason other than the Optionee's Willful Misconduct (and other than the Optionee's death or Long Term Disability, which events are dealt with in subsection (d) below), and thereafter the Optionee is not employed by either the Company or any of its Subsidiaries, and the Optionee thereafter exercises the Option pursuant to Section 12 hereof, the Optionee shall have the right to sell all (but not less than all) of such Stock to the Company. The purchase price for such Stock shall be its Fair Market Value as of the date of the Stock Sale Notice. The Company shall pay the purchase price in 10 equal annual installments beginning on the first anniversary of the Stock Sale Notice, together with interest at the 1-year U.S. treasury bill rate. (d) If the Optionee's employment with the Company or any of its Subsidiaries terminates due to the Optionee's death or Long Term Disability, and the Optionee's administrators, executors or personal representatives, as the case may be, thereafter exercise the Option pursuant to Section 13 hereof, the Optionee's administrators, executors or personal representatives, as the case may be, shall have the right to sell all (but not less than all) of such Stock to the Company. The purchase price for such Stock shall be its Fair Market Value as of the date of the Stock Sale Notice. The Company shall pay the first $250,000 of the purchase price within thirty days after the Stock

Sale Notice, and shall pay the balance (if any) in five (5) equal annual installments beginning on the first anniversary of the Stock Sale Notice, together with interest at the 1-year U.S. treasury bill rate plus 2%. (e) If exercised, any such sale right shall be exercised by the Optionee (or by the Optionee's administrators, executors or personal representatives under subsection (d) above) giving notice thereof to the Company (a "Stock Sale Notice"). The transfer of the Stock to be sold shall be consummated within 30 days after the Stock Sale Notice by the tender to the Company by the Optionee (or by the Optionee's administrators, executors or personal representatives under subsection (d) above) of the certificates representing such Stock duly endorsed for transfer to the Company or as the Company may direct. The Company may prepay in whole or part, at any time and from time to time, without penalty or premium, any amount owed by the Company to the Optionee under subsection
(a), (b) (c) or (d) above. (f) Optionee's rights under this Section 10 shall terminate upon an Initial Public Offering.

11. Company's Right to Purchase Stock from the Optionee. (a) At any time before an Initial Public Offering, the Company or Craig A. Ponzio (as the Committee shall determine as to each proposed purchase) shall have the right to purchase from the Optionee, and upon the Company's or Mr. Ponzio's exercise of such right the Optionee shall sell to the Company or Mr. Ponzio, as the case may be, all or any part of the Stock issued to the Optionee upon the exercise of the Option. If exercised, any such repurchase right shall be exercised by the Company or Mr. Ponzio, as the case may be, giving notice thereof to the Optionee. The transfer of the Stock to be purchased shall be consummated within 30 days after such notice by the tender by the Optionee to the Company or Mr. Ponzio, as the case may be, of the certificates representing such Stock duly endorsed for transfer to the Company or Mr. Ponzio, as the case may be, or as the Committee may direct. (b) The purchase price for such Stock shall be its Fair Market Value as of the date of such notice. The Company or Mr. Ponzio, as the case may be, shall pay the purchase price as if, instead of the Company or Mr. Ponzio exercising the rights under this Section 11, the Optionee had exercised his or her rights under Section 10(a), (b), (c) or (d), respectively, depending on which section applies to the Optionee at the time of the repurchase notice. (c) The Company's and Mr. Ponzio's rights under this Section 11 shall terminate upon an Initial Public Offering.

12. Termination of Employment. If the Optionee's employment with the Company or any of its Subsidiaries terminates for any reason other than the Optionee's Willful Misconduct (and other than the Optionee's death or Long Term Disability, which events are dealt with in Section 13 below), and thereafter the Optionee is not employed by either the Company or any of its Subsidiaries, the Optionee may exercise this Option at any time after such termination and prior to the expiration of this Option, to the extent of the number of shares which were Purchasable hereunder at the date of such termination, subject to the provisions of Section 21 hereof; provided, however, that if an Initial Public Offering has occurred, this Option shall terminate and shall no longer be exercisable at the end of three months after such termination .

13. Death or Disability of Optionee. (a) If the Optionee's employment with the Company or any of its Subsidiaries terminates due to the Optionee's death, the Optionee's administrators or executors may exercise this Option at any time until the first anniversary of death or the expiration of this Option, whichever comes first, to the extent of the number of shares which were Purchasable hereunder at the time of such termination, subject to the provisions of Section 21 hereof and the other terms of this Agreement; provided, however, as long as the Company is classified as an S corporation under the Code an Optionee may transfer his or her rights hereunder by will or the laws of descent and distribution only to one Qualified S Corporation Shareholder expressly designated by the Optionee in Schedule A attached hereto; the Committee may require that such person execute and deliver to the Company, in a form satisfactory to the Committee, an agreement to be bound by the terms of this Agreement, including the terms of Section 16 hereof; the Company shall not be required to recognize the transfer to anyone other than such person; and if more than one person claims ownership of some or all of such rights after the Optionee's death, the Committee may either determine to which of such persons such rights shall be transferred, or may apply to a court of competent jurisdiction for such a determination. (b) If the Optionee's employment with the Company or any of its Subsidiaries terminates due to the Optionee's Long Term Disability, the Optionee, or his or her personal representative, as the case may be, may exercise this Option at any time after such termination and prior to the expiration of this Option, to the extent of the number of shares which were Purchasable hereunder at the time of such termination, subject to the provisions of Section 21 hereof and the other terms of this Agreement; provided, however, that if an Initial Public Offering occurs, this Option shall terminate and shall no longer be exercisable after the first anniversary of such termination.

14. Date of Grant. This Option was granted by the Board of Directors of the Company on the date set forth in Schedule A (the "Date of Grant").

15. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate a law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of the Company. The Optionee agrees that the Optionee will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 15.

16. Restriction on Transfer of Shares. (a) Except as required or permitted under Sections 10 and 11, no shares of Stock issued upon exercise of an Option may be transferred by an Optionee other than by will or the laws of descent and distribution (subject to subsection (b) below), nor may any such shares be pledged or otherwise encumbered, unless and until (i) there has been an Initial Public Offering, and (ii) the Company has completed any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, and (iii) the Company has obtained any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable. Stock certificates issued and delivered to the Optionees in respect of the Stock shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws, or for purposes of the Plan and any applicable Stock Option Agreement, including reference to these restrictions on transfer. (b) As long as the Company is classified as an S corporation under the Code, and unless the Committee shall specifically determine in writing otherwise, an Optionee may transfer Stock issued upon exercise of an Option by will or the laws of descent and distribution only to one Qualified S Corporation Shareholder expressly designated by the Optionee in Schedule A attached hereto; the Committee may require that such person execute and deliver to the Company, in a form satisfactory to the Committee, an agreement to be bound by the terms of this Agreement, including the terms of this Section 16; and the Company shall not be required to recognize the transfer to anyone other than such person; if more than one person claims ownership of some or all of such Stock after the Optionee's death, the Committee may either determine to which of such persons such Stock shall be transferred, or may apply to a court of competent jurisdiction for such a determination. (c) In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the shares purchased pursuant to the exercise of an Incentive Stock Option must not be transferred by the Optionee except pursuant to the Optionee's will, or the laws of descent and distribution, until the later of two years after the grant of such Incentive Stock Option or one year after the transfer of the shares to the Optionee upon exercise of such Incentive Stock Option. The Optionee is not required to comply with the transfer restrictions stated in the preceding sentence, but the failure to do so will prevent the Optionee from realizing such tax benefits. (d) In the event of an Initial Public Offering, the Optionee shall be bound by the terms of any lock-up restrictions requested by the underwriter and imposed on the shareholders of the Company, and shall execute and deliver any agreement prepared for that purpose. (e) Unless the Committee shall expressly determine otherwise in writing, the Company shall not recognize or give effect to any attempted transfer or other action taken in violation of the above restrictions, and any such attempted transfer or other action shall be void ab initio and of no legal effect..

17. Confidentiality. The Optionee shall not during his or her employment with the Company and any of its Subsidiaries, and for a period of two years after his or her employment in the case of Confidential Information, and at any time after his or her employment in the case of Trade Secrets (for as long as the information constitutes a Trade Secret), for whatever reason use personally (except in the proper performance of his or her duties with the Company) or divulge or communicate to any corporation, partnership, trust, limited liability company, or other business entity or individual, except to those officers and Team Members of the Company whose responsibility it is to know the same, or as specifically directed by the Board or a court or other governmental authority, any Confidential Information or Trade Secrets which may have been disclosed to the Optionee or which may otherwise have come to his or her attention after execution of this Agreement.

"Confidential Information" means all competitively sensitive information relating to the past, current or future business of the Company or any of its Subsidiaries (other than Trade Secrets and other than information in the public domain on the date hereof or that enters the public domain after the date hereof through no fault of the Optionee), including, without limitation: all technical data; research and development information; engineering or other data; designs, specifications, processes and formulae; manufacturing or planning procedures, techniques or information; marketing plans, strategies and forecasts; business and product development plans, strategies and forecasts; financial statements, budgets, prices, costs and financial projections; accounting procedures or financial information; names and details of consumers, customers, suppliers and agents; Team Member details; and secret information; together with the possible or likely function, purpose or application of that information whether in the current activities of the Company or any of its Subsidiaries or fields to which the activities of the Company or any of its Subsidiaries may reasonably extend from time to time; any part of or improvements to that information, and any recommendation, test or report of the Company or any of its Subsidiaries or any consultant or agent in connection with that information; and whether such information is oral, written, recorded or stored by electronic, magnetic, electromagnetic or other form or process or otherwise in a machine readable form, translated from the original form, recompiled, made into a compilation, wholly or partially copied, modified, updated or otherwise altered, or originated or obtained by, or coming into the possession, custody, control or knowledge of the Company or any of its Subsidiaries either alone or jointly.

"Trade Secrets" means any information pertaining to the past, current or future business of the Company or any of its Subsidiaries which (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

18. Nonsolicitation. The Optionee acknowledges and recognizes the highly competitive nature of the Company's business and accordingly agrees that, to induce the Company to consummate the transactions contemplated by this Agreement, Optionee shall not, without the prior written consent of the Company, during Optionee's employment and for a period of two (2) years thereafter: (i) solicit business substantially similar to the business of the Company or any of its Subsidiaries from anyone who is or becomes an active or prospective customer of the Company or any of its Subsidiaries with whom Optionee had direct, material contact with during the last twelve (12) months of Optionee's employment with the Company or its Subsidiaries; or (ii) solicit for employment any Team Member of the Company or its Subsidiaries; and Optionee shall not attempt to do any of the things (or directly or indirectly assist anyone else in doing or attempting to do any of the things) specified in subsections (i) or (ii) above. The parties agree that the restrictions set forth in this Section 18 are fair and reasonable in light of the consideration provided to Optionee, that the restrictions are necessary to protect the Company's legitimate business interests, and that upon any violation of this
Section 18 the Company may cease making any payments to the Optionee otherwise required under Section 9, 10 or 11.

19. Severability. The provisions of this Agreement are intended to be reasonable and not to violate the public policies of the jurisdictions in which it is to be enforced. If a judicial determination is made that any of the provisions of this Agreement constitutes an unreasonable or otherwise unenforceable restriction against the Optionee, such provision shall be modified to the extent necessary to render such provision reasonable and enforceable. Further, the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

20. Sale of Shares to Third Party. If Mr. Ponzio or any succeeding controlling shareholder of the Company (a "Controlling Shareholder") sells any of the shares of the Company's common stock owned by the Controlling Shareholder to anyone other than the Company, an Affiliate of the Company, persons immediately related to the Controlling Shareholder, or Team Members of the Company or an Affiliate of the Company (including sales as part of either a sale of the Company or a firm underwritten public offering of such stock), then
(a) the Controlling Shareholder may, by giving the Optionee written notice to that effect, require the Optionee to participate in the disposition of the Stock issued upon an exercise of the Option on the same terms and conditions and in the same percentage as the disposition of the common stock held by the Controlling Shareholder, and (b) each Optionee may by giving the Controlling Shareholder written notice to that effect, require the Controlling Shareholder to make arrangements to allow the Optionee to participate in the disposition of the Stock issued upon an exercise of the Option on the same terms and conditions and in the same percentage as the disposition of the common stock held by the Controlling Shareholder.

21. Termination of Option. In addition to any other provisions hereof, all rights of the Optionee under the Option shall terminate (a) as to the unvested portion thereof, if the Optionee's employment with the Company or any of its Subsidiaries terminates for any reason and thereafter the Optionee is not employed by either the Company or any of its Subsidiaries, immediately upon such termination, (b) as to the entire Option, whether or not vested, if the Optionee's employment with the Company or any of its Subsidiaries terminates due to Willful Misconduct, immediately upon the later of such termination or the Company's giving notice to the Optionee of such Willful Misconduct, (c) as to the entire Option or the designated portion to be purchased, if the Company gives an Option Purchase Notice, immediately upon the giving of the Option Purchase Notice, (d) as to the entire Option, one year after the death of the Optionee, or (e) as to the entire Option, immediately upon the expiration of the Option. The termination of such rights shall not relieve the Optionee of any of his or her obligations hereunder, which shall survive any such termination.

22. Definitions. For purposes of this Agreement: (a) "Long Term Disability" means the Optionee qualifies for the Company's Group Long Term Disability Plan, for the US management group, as amended from time to time and in effect at the time of the long-term disability. Notwithstanding anything to the contrary, any payments made to the Optionee pursuant to the Company's Long Term Disability Plan will not reduce the amount to be paid to the Optionee pursuant to the terms of this Agreement. In addition, any amounts paid to the Optionee pursuant to the terms of this Agreement will not, where legally allowable, reduce any qualifying payments made to the Optionee pursuant to the Company's Long Term Disability Plan. (b) "Option Value" means the positive difference, if any, between (i) the Fair Market Value per share of Stock covered by the Option or the designated portion thereof, and (ii) the Option Exercise Price per share of such Stock, determined in each case without regard to the personal tax circumstances of or tax consequences to any Team Member.
(c) "Sale of the Company or Change in Control" means (i) a merger involving the Company in which the Company is not the surviving entity, (ii) a merger involving the Company in which the Company is the surviving entity but the persons holding equity securities of the Company immediately before the merger do not hold the power to elect a majority of the members of the Board of Directors of the Company immediately after the merger, (iii) the transfer in a single transaction or a series of related transactions (other than an Initial Public Offering) of equity securities of the Company giving the holder thereof the power to elect a majority of the members of the Board of Directors of the Company, or (iv) the transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Company. (d) "Stock Value" means the positive difference, if any, between (i) the Fair Market Value per share of Stock intended to be sold by the Optionee to the Company, and (ii) the Option Exercise Price per share of such Stock, determined in each case without regard to the personal tax circumstances of or tax consequences to any Team Member. (e) "Willful Misconduct" means the commission of a felony; theft or embezzlement; breach of confidentiality, non-competition or non-solicitation restrictions imposed hereunder or otherwise in connection with employment by the Company or any of its Subsidiaries; or any other action which, in the opinion of the Committee, was taken with the intent or effect of harming the Company or any of its Subsidiaries.

23. Miscellaneous. (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and permitted assigns. If the Optionee or the Optionee's interests are represented by an administrator, executor or personal representative, the rights and obligations of the Optionee hereunder shall become the rights and obligations of such administrator, executor, or personal representative during the period of such representation, and all communication by the Company with, and Company performance with respect to, such administrator, executive or personal representative, shall constitute communication with and performance with respect to such Optionee. (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia. (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished when personally delivered or, if given by fax, when sent, or if mailed, five days after the date when sent by registered or certified mail, postage prepaid, return receipt requested, addressed, if to the Optionee, at the address set forth below and, if to the Company, at 3900 Steve Reynolds Boulevard, Norcross, Georgia 30093, Attention: Chief Executive Officer, with a required copy to the Company at 3900 Steve Reynolds Boulevard, Norcross, Georgia 30093, Attention: Chief Financial Officer. (d) This Agreement may not be modified except in a writing executed by each of the parties hereto.
(e) Optionee agrees that the remedy of the Company and its Subsidiaries at law for breach of any of the covenants set forth in Sections 16, 17 and 18 hereof will be inadequate. In the event of such a breach or threatened breach by Optionee, in addition to any other rights or remedies that the Company or its Subsidiaries may have, the Company or its Subsidiaries shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual or likely damages or harm and without waiting for actual damages or harm to be incurred. (f) To the extent the Company has the right to purchase the Option, or any portion thereof, or any Stock issued upon an exercise of the Option, the Company may assign such right to its shareholders pro rata based on their respective holdings of the Company's equity securities. To the extent the Company is obligated to purchase any Stock issued upon an exercise of the Option, the Company may permit such obligation to be assumed by its shareholders pro rata based on their respective holdings of the Company's equity securities. (g) The descriptive headings of the Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be executed on its behalf, and the Optionee has executed this Stock Option Agreement, all as of the day and year first written above.

ALBECCA INC.                             OPTIONEE


By:
      ----------------------------       -------------------------------------
Name                                     Name
      ----------------------------                ----------------------------
Title                                    Address:
      ----------------------------                ----------------------------

                                         -------------------------------------

                                   SCHEDULE A
                           TO STOCK OPTION AGREEMENT
                              BETWEEN ALBECCA INC.
                                      AND


                              -------------------


1.       Number of Shares Subject to Option: _____________ Shares.

2.       This Option (Check one) [ ] is [ ] is not an Incentive Stock Option.

3.       Option Exercise Price:   _____________per Share.

4.       Date of Grant:

5. Option Vesting Period: Pursuant to the terms and conditions of the Larson-Juhl Stock Option Agreement.

6. Option Exercise Period: Notwithstanding any of the other terms and conditions contained in the Larson-Juhl Stock Option Agreement, an Incentive Stock Option shall not be exercisable after the expiration of ten years from the date of grant (or modification) of the Option. Notwithstanding any of the other terms and conditions contained in the Larson-Juhl Stock Option Agreement, including, but not limited to paragraphs 12, 13 and 15, an Option, that is not an Incentive Stock Option, shall not be exercisable for the later of five years after a determination by the Committee or five years after an Initial Public Offering.

7. Designated Qualified S Corporation Shareholder: _____________________ (to be identified by Optionee)

                                   SCHEDULE B
                               NOTICE OF EXERCISE


The undersigned hereby notifies Albecca Inc. (the "Company") of his/her election to exercise the undersigned's stock option to purchase ____________ shares of the Company's Class A Common Stock (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated ____________, _____. Accompanying this Notice is (1) a certified or a cashier's check in the amount of $_________ payable to the Company, and/or
(2) _________ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the Company's 1998 Stock Option
Plan) as of the date hereof of $___________, such amounts being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 5.2 of the
Plan).

         IN WITNESS WHEREOF, the undersigned has set his hand and seal, this _____ day of _____________, _____.


                                    OPTIONEE


                                    ------------------------------------------
                                    Signature


                                    ------------------------------------------
                                    Name and Position (if other than Optionee)